EXHIBIT 10.24

                       SUPPLEMENTAL SOLICIATION MATERIALS

         In conjunction with the BioQuest offering, attached are materials BioQuest proposes to use to get prospective investors to its IPO website (www.bioquestipo.com) once its Registration Statement is declared effective. In conjunction with these materials, please note:

(1) See the attached DPO Marketing/Advertising-Plan of Distribution Memorandum and associated Exhibits A-E, including the CD-ROM Exhibit F flash presentation, prepared by Mr. Pete Ewens, Chairman of BioQuest.

(2) Recognizing the pertinent Section 5, Rule 134 sale harbor and pertinent SEC releases (including the analytical litmus test of comparing electronic communications to paper), we believe these materials fully comport with both the letter and spirit of such authority.

(3) Recognizing as well the staff's concerns that an Internet-driven, self-underwritten Dutch Auction is subject to appropriate investor protections, we have sought to cohesively present BioQuest's contemplated solicitation materials.

        Please note that the only change to the Solicitation Materials from P.E. No. 5 is Exhibit A, the Banner Ads.

                          BioQuest International, Inc.
                             Direct Public Offering
               Marketing/Advertising/Plan of Distribution Overview
               ---------------------------------------------------


The technology BioQuest has licensed will facilitate the registration of potential investors, review of the prospectus and the bidding process of our Direct Public Offering (DPO) and is therefore, an extremely important element in contributing to the achievement of a successful offering. However, in order for that technology to become effective, we must begin by driving potential investors to our website, www.bioquestipo.com. We have constructed a carefully planned series of comprehensive online marketing/advertising strategies created to insure that we will attract an adequate number of potential investors to the site, which in turn will give us the requisite number of investors to achieve a successful offering.

We have made certain initial assumptions in calculating the process ratios, after a careful study and evaluation of similar online strategies employed within the same or like venues. We have also done extensive research to identify our target market/audience through demographic/psychographic profiling. As a result, we have devised a highly specific market segmentation within which we will concentrate our primary testing and evaluation of advertising strategies.

Once we have been declared effective, we will begin preliminary market testing, using a variety of media tactics and messages in order to ascertain the effectiveness of each, within the various websites we have selected to advertise on. We will test, track, analyze and optimize to achieve the most efficient and effective use of our marketing dollars.

The investor public, in the process of being invited to view our prospectuss and to bid on shares of our stock, will see a variety of messages which will induce them to visit our site, www.bioquestipo.com. These general areas are:

o    Banner Ads.
     -----------

     Banner ads will be placed on hundreds of sites within the market segments we have identified. They include the following categories:

>>   Finance/Investor
>>   Active/Day Trader
>>   Health/Alternative Health
>>   Social/Cultural Activist
>>   Auction Activist
>>   Medical Doctor/Practitioner

     Copies of the banner ads we have designed and produced is provided in Exhibit A, or by viewing at: http://www.edezigns.net/testing/display.html. (Note: relative to the July 10, 2001 submission, ONLY banners 1, 4, 7, 10, 11, 12 and 13 will be used).

o    Email Messages.
     ---------------

     Email campaigns will be sent to highly targeted lists of potential investors that match our demographic profile. These lists will be purchased/rented from various sites and companies.

     Email copy or messages will be tailored to each individual group of potential investors according to their perceived interests. Representative copy/text for Email is provided in Exhibit B.

o    BatOutOfHealth.com
     -------------------

     Our website, batoutofhealth.com will, upon our being declared effective, be accessible to potential investors, as well as non-investors, who will become members of the BioQuest community, and will want to register on this site to do so. Potential investors may come to the batoutofhealth.com site first, where they will have an opportunity to link directly to the bioquestipo.com website for the purposes of registering, reviewing the prospectus and bidding on shares of common stock in the company.

     We invite you to view the site in development at:
     http://alpha.ccgenesis.net/bqi/app/cda/bqi_cda.php. Exhibit C is the single page styled DPO Opportunity, the only page on BioQuest's business website that relates to the offering of securities.

o    Print Ad.
     ---------

     Currently we have only one (1) print ad committed for insertion and publication. A copy of that ad is contained in Exhibit D. This ad was placed in Alternative Medicine and appears in the September 2001 issue of the magazine.

o    Press Release.
     --------------

     Attached is proposed press release which will be sent out upon BioQuest's being declared effective. Those draft releases are contained in Exhibit E.

o    www.bioquestipo.com.
     --------------------

     All content for this site has been submitted with Pre-Effective Amendments Numbers 1-5 to the SEC as a part of the prospectus.

We therefore believe that everything contained within our DPO marketing campaign that a prospective investor will see, both online and offline, comports to Rule 134.

                                                                     EXHIBIT A





                              ====================
                                 >>Click Here<<
                              ====================
                              Alternative Medicine
                              ====================
                                     Bid On
                                   IPO Shares



                              ====================
                                BioQuestIPO.com
                              ====================




Banner 1                                                                View 1

                                                                     EXHIBIT A





                              ====================
                                 >>Click Here<<
                              ====================
                              Alternative Medicine
                              ====================
                                     Bid On
                                   IPO Shares

                                      NOW!

                              ====================
                                BioQuestIPO.com
                              ====================





Banner 1                                                                View 2

                        ================================
                                BioQuestIPO.com


                                 Would You Like
                                To Invest In the
                                    BioQuest
                                  On-Line IPO?


                         ================================
                         Click Here For More Information
                         ================================




Banner 2                                                                View 1

                         ================================
                                BioQuestIPO.com


                                 Would You Like
                                To Invest In the
                                    BioQuest
                                  On-Line IPO?


                         ================================
                           Bid Now Before You Miss Out!
                         ================================




Banner 2                                                                View 2

                         ===============================



                                   Don't Miss
                                  Your Chance
                                  For Success!
                                BioQuestIPO.com



                         ================================
                         Click Here For More Information
                         ================================




Banner 3                                                                View 1

                         ===============================



                                   Alternative
                                    Medicine
                                      IPO!
                                BioQuestIPO.com



                         ================================
                         Click Here For More Information
                         ================================




Banner 3                                                                View 2

                         ===============================



                                The World's First
                                  On-Line Dutch
                                  Auction DPO
                                 Don't Miss It!
                                        To Bid Now @
                                BioQuestIPO.com



                         ================================




Banner 4                                                                View 1

                         ===============================



                                The World's First
                                  On-Line Dutch
                                  Auction DPO
                                 Don't Miss It!
                             Click Here To Bid Now @
                                BioQuestIPO.com



                         ================================




Banner 4                                                                View 2

                         ===============================

                                 World's First
                                 On-Line Dutch
                                  Auction DPO!




                         ================================
                             CLick Here for Information
                         ================================
                                 BioQuestIPO.com
                         ================================




Banner 5                                                                View 1

                         ===============================

                                 World's First
                                 On-Line Dutch
                                  Auction DPO!


                                    Bid Now!

                         ================================
                             CLick Here for Information
                         ================================
                                 BioQuestIPO.com
                         ================================




Banner 5                                                                View 2

                         ===============================


                                      Your
                                     First
                                      IPO
                       Don't Miss Out On This Opportunity

                               -------------------
                               | Click Here Now! |
                               -------------------

                                 BioQuestIPO.com
                         ================================




Banner 6                                                                View 1

                         ===============================


                                     Invest
                                       In
                                    BioQuest
                       Don't Miss Out On This Opportunity

                               -------------------
                               | Click Here Now! |
                               -------------------

                                 BioQuestIPO.com
                         ================================




Banner 6                                                                View 2

                         ===============================



                                   Want Shares
                                   In An IPO?




                       Don't Miss Out On The World's First
                   On-Line Dutch Auction DPO! CLick Here For
                                 BioQuestIPO.com
                         ================================




Banner 7                                                                View 1

                         ===============================


                                   Want Shares
                                   In An IPO?


                                    BID NOW!


                       Don't Miss Out On The World's First
                   On-Line Dutch Auction DPO! Click Here For
                                 BioQuestIPO.com
                         ================================




Banner 7                                                                View 2

                                                                      EXHIBIT B


                BioQuest International E-mail Ad Message Concepts
                       Residual Message by Target Category

      1.         ----------------------------------------------
                              Healthcare Enthusiast
                 ----------------------------------------------
                 Subject Lines(may include IPO after):
                 ------------------------------------
                 *Life or Death
                 *Going Beyond the System
                 *Stiff White Coats
                 *A Time of Promise
                 *Non-toxic Healthcare

                 ----------------------------------------------


      2.         ---------------------------------------------
                                 Online Investor
                 ---------------------------------------------
                 Subject Lines(may include IPO after):
                 ------------------------------------
                 *Healthcare Dutch-Auction
                 *Hardcore Healthcare
                 *A Long-Anticipated Moment-
                 *The Whole World is Watching
                 *People, Planet, Profits

                 ---------------------------------------------


      3.         ---------------------------------------------
                             HC/Medical Practitioner
                 ---------------------------------------------
                 Subject Lines(may include IPO after):
                 ------------------------------------
                 *Breaking The Silence
                 *Civil Disobedience
                 *Leaning Forward
                 *Silence About What Matters
                 *Ecological Medicine
                 ---------------------------------------------


      4.         ----------------------------------------------
                               Auction Enthusiast
                 ----------------------------------------------
                 Subject Lines(may include IPO after):
                 ------------------------------------
                 *A Stroke of Genius
                 *Beyond the Familiar
                 *Almost Unbearably New
                 *Dutch-Auction IPO
                 *At the Edge of History
                 ----------------------------------------------


      5.         ----------------------------------------------
                                Message Copy HE1:


                           ALTERNATIVE MEDICINE - IPO

                       THE FASTEST GROWING SEGMENT OF THE
                              HEALTHCARE INDUSTRY.

                       Learn more about the World's first
                    self-underwritten direct public offering
                     using Dutch-Auction technology and the
                     innovative healthcare provider that is
                                leading the way.

                       ARE YOU READY TO TAKE THE FUTURE OF
                         HEALTHCARE INTO YOUR OWN HANDS?
                 ----------------------------------------------

      6.         ---------------------------------------------
                                Message Copy OI1:


                     1ST TO MARKET - INITIAL PUBLIC OFFERING

                    FINALLY --LET THE INVESTOR DETERMINE THE
                                  MARKET VALUE?

                       Learn more about the World's first
                    self-underwritten direct public offering
                     using Dutch-Auction technology and an
                     innovative healthcare company that is
                                leading the way.

                  ARE YOU READY FOR THE "TRIPLE* BOTTOM LINE"?

                            *PEOPLE, PLANET, PROFITS
                 ---------------------------------------------


      7.         ---------------------------------------------
                                Message Copy MP1:


                        INNOVATIVE - DUTCH AUCTION - IPO

                              INTEGRATIVE MEDICINE-
                   ONE OF THE FASTEST GROWING SEGMENTS OF THE
                               HEALTHCARE INDUSTRY

                       Learn more about the World's first
                    self-underwritten direct public offering
                     using Dutch-Auction technology and an
                  innovative healthcare provider organization
                            that is leading the way.

                           ARE YOU AN "EARLY ADAPTOR"?

                    ARE YOU READY TO "GO BEYOND THE SYSTEM"?

                 ---------------------------------------------


      8.         ----------------------------------------------
                                Message Copy AE1:


                      DUTCH AUCTION INITIAL PUBLIC OFFERING

                   YOU'VE NEVER SEEN AN AUCTION SITE LIKE THIS
                                     BEFORE!

                       Learn more about the World's first
                    self-underwritten direct public offering
                     using Dutch-Auction technology and an
                     innovative healthcare company that is
                                leading the way.

                            ARE YOU QUALIFIED TO BID?
                 ----------------------------------------------


--------------------------------------------------------------------------------
              All e-mail messages will include the following links:

                *Click here to invest in BioQuest
                *Click here to forward this offer to a friend.
                *To unsubscribe, click here.
                *Have questions or feedback?
                *E-mail info@batoutofhealth.com.
                *Click here to learn more about BioQuest International.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                 All e-mail messages will include the following disclosure:

For more complete information about BioQuest International including charges and expenses you may review or obtain a prospectus at http://www.BioQuestIPO.com.

                   Please read it carefully before you invest.

--------------------------------------------------------------------------------

                                                                      Exhibit C

                                DPO OPPORTUNITY *


BioQuest International, Inc. has filed a Form SB-2 Registration Statement with the Securities and Exchange Commission (SEC) for a Direct Initial Public Offering (IPO) of securities in order to facilitate the execution of its Business Plan. For further information and details on how to invest in BioQuest's IPO and to see the Company's complete Prospectus, please use the one-way banner link to our DIRECT PUBLIC OFFERING Web Site - www.BioQuestIPO.com





















* Only page on BatOutOfHealth website relating to the BioQuest securities offering.

                                                                      Exhibit D


                            [Graphic: BioQuest Logo]


                              At your fingertips...
                 is an opportunity to express your commitment to
          Natural and Integrative Medicine by investing in its future.

               Offered is the first self-underwritten IPO (Initial
                  Public Offering), using Internet-based "Dutch
                              Auction" technology.
                      To invest, go to: www.BioQuestIPO.com

                To learn more about this innovative new company,
                          go to: www.BatOutOfHealth.com
                  or Call Toll Free: 1-866-Go-To-Bat (468-6228)

                       Experience Nature's Healing Power!

                                                                      Exhibit E

                           DRAFT - NOT FOR PUBLICATION

                         (To be released for publication
                only after being declared effective by the SEC)

                          BioQuest International, Inc.
        Offers Comprehensive Integrative, Holistic Services and Facility

BioQuest International, Inc., seeking to become the future leader in the alternative health care field, is plunging into uncharted territory with an innovative IPO. The IPO will be the first self-underwritten offering (Direct Public Offering) marketed over the Internet6 and utilizing the Dutch Auction process. BioQuest filed it registration statement with the Securities and Exchange Commission in late September 2000, and after a thorough and lengthy review by the SEC, has been approved to implement the process and begin selling shares of its stock to the public. .

In the Dutch auction process, bidding for shares takes place over a period of time, with a set minimum price. When sufficient bids have been received, the actual purchase price (clearing price) is determined by the lowest price at which all shares offered have been allocated. Then, all successful bidders receive their shares at that price. BioQuest International, Inc. will offer 1,000,000 shares on an all-or-nothing basis. The minimum bid is proposed at $10.00 and the maximum at $16.00.

BioQuest International Inc. was organized in November, 1999 as a privately held corporation to exist as a holding corporation for the purpose of creating, establishing, acquiring and developing various subsidiary companies allied within the alternative/integrative medical field.

The scope of endeavors includes an comprehensive interactive Internet portal www.BatoutofHealth.com and a integrative medical hospital, research and teaching facility. BioQuest International has selected Antigua, West Indies as the site for its first alternative treatment facility, and is in the process of finalizing the purchase of a resort/hotel which it will convert into the BioQuest Centre for Natural and Integrative Medicine. The criteria for the site included convenient access from the U.S., as well as a climate and surroundings that support treatment and recovery.

According to Peter J. Ewens, President and CEO of BioQuest International Inc., the IPO format "will pave the way to a new alternative available to companies wishing to go public, and to raise capital."

"This new process, will make IPOs available to the average American investor, which are not generally available to them now. Most shares in IPOs are sold by the underwriters to institutional investors and high net worth individuals, and the little guy can't get in until the aftermarket. Another equally significant factor is that the public will set the market price of the shares being offered through the bidding process, wherein they determine what they will pay for the shares, and not what an underwriter thinks they may be worth," Ewens further stated.


BioQuest International, Inc. is involved in other related endeavors which will ultimately include:

o A traveling seminar program providing lectures and symposiums on improving health and well being.
o    Heart to Heart, a nationally syndicated radio talk show.
o A nationally distributed newspaper, focusing principally on the issues of health and the environment.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sales of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of that state.

For more complete information about BioQuest International Inc., including charges and expenses, and to obtain and review a prospectus, sign on to: www.bioquestipo.com. Please read the prospectus carefully before investing or forwarding funds.